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                                                                    EXHIBIT 10.2

                                   ASSIGNMENT
                                       OF
                              BOREALIS MINING LEASE

          This Assignment ("Assignment") of the Borealis Mining Lease dated January 24, 1997, including all claims, accruements and improvements thereon and all rights, privileges and interests appurtenant thereto, a Memorandum of which is recorded as Entry 115828 in Book 169 at page 489 in the official records of Mineral County, Nevada ("Mining Lease"), is made and entered into as of the 10th day of January, 2005 (the "Effective Date"), by and between GOLDEN PHOENIX MINERAL COMPANY, a Minnesota corporation ("Golden Phoenix"), and BOREALIS MINING COMPANY, a Nevada corporation ("Borealis Mining").

                                    RECITALS

          Golden Phoenix and Borealis Mining own interests in the Mining Lease; and

          Golden Phoenix agrees to sell and assign all of its rights, privileges and interest in the Mining Lease to Borealis Mining.

                                    AGREEMENT

          NOW, THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. Assignment. Golden Phoenix hereby assigns, transfers and conveys to Borealis Mining all of its rights, privileges and interest in the Mining Lease, and Borealis Mining accepts such Mining Lease.

2. Assumption. Borealis Mining hereby affirms, assumes, and agrees to keep and perform all of the covenants and obligations of the original lessee of the Mining Lease.

3. Authority. Each party represents, warrants and covenants to the other that it has the right to enter into and make this Assignment, and the person executing this Assignment on its behalf has full power and authority to do so.

4. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

5. Choice of Law. This Assignment shall be construed in accordance with the laws of the State of Nevada.

6. Counterparts. This Assignment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same instrument. Electronic signatures or signatures executed and transmitted via facsimile shall be as effective as original signatures.


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          IN WITNESS WHEREOF, this Consent is executed and delivered as of the
Effective Date.

                                        GOLDEN PHOENIX MINERALS, INC.,
                                        a Minnesota corporation


                                        By: /s/ Michael Fitzsimonds
                                            ------------------------------------
                                        Its: President
                                             -----------------------------------

STATE OF NEVADA   )
                  ) ss.
County of Washoe  )

          SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me, the undersigned Notary Public, by Michael Fitzsimonds, the President of Golden Phoenix Minerals, Inc., a Minnesota corporation, this 10th day of January, 2005.

                                        /s/ Shirene J. Urton
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
1 June 2006
-------------------------------------


                                        BOREALIS MINING COMPANY,
                                        a Nevada corporation


                                        By: /s/ Allen S. Gordon
                                            ------------------------------------
                                            Allen S. Gordon, Its President

STATE OF NEVADA  )
                 ) ss.
County of Washoe )

          SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me, the undersigned Notary Public, by ALLEN S. GORDON, the President of Borealis Mining Company, a Nevada corporation, this 10th day of January, 2005.

                                        /s/ Shirene J. Urton
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
1 June 2006
-------------------------------------


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